UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 2, 2008

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ANADIGICS, INC.
(Exact name of registrant as specified in its charter)

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Delaware	0-25662	22-2582106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Mt. Bethel Road, Warren, New Jersey                                                                                                                                 07059
          (Address of principal executive offices)                                                                                                                                (zip code)

Registrant’s telephone number, including area code: (908) 668-5000

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A, Amendment No. 1, amends Anadigics, Inc.’s (the “Company”) Current Report on Form 8-K filed on January 8, 2008, to change the disclosure of the maximum value of the initial grant of stock options, restricted stock, or a combination thereof, to which Mr. Delfassy is entitled as a new director from $130,000 to $125,000, and to delete Item 9.01 and the related exhibit.

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 2, 2008, the Board of Directors of the Company appointed Mr. Gilles Delfassy a director.  Mr. Delfassy has not yet been appointed to a committee of the Board of Directors.  Prior to his appointment as a Board member, Mr. Delfassy was a senior vice president and executive officer of Texas Instruments Incorporated for thirteen years.

Under our standard compensation arrangement available to non-employee directors, Mr. Delfassy will  receive an annual retainer of $20,000, and $1,000 for each Board meeting and each committee meeting of the Board attended, with a cap of $2,500 per day.  The Company will reimburse Mr. Delfassy for ordinary expenses incurred in connection with his attendance at such meetings.  As a new non-employee director, Mr. Delfassy is entitled to receive an initial grant of stock options, restricted stock, or a combination thereof, not to exceed 20,000 shares and a value, as of the date of grant, of $125,000.  Such grant vests one third annually over a three year period.  Mr. Delfassy is also entitled to receive, at the beginning of each fiscal year, an annual equity grant of stock options, restricted stock, or a combination thereof, not to exceed 20,000 shares and a value, as of the date of grant, of $130,000.  Each such grant vests one year from the grant date.  There are no other arrangements or understandings between Mr. Delfassy and any other person pursuant to which Mr. Delfassy was selected as a director and there are no related party transactions between Mr. Delfassy and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                      January 8, 2008

ANADIGICS, Inc.

By:   /s/  Thomas C. Shields

Name:  Thomas C. Shields
                                        Title:   Executive Vice President and Chief Financial Officer